UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 4, 2026
_____________________
INTERNATIONAL FLAVORS & FRAGRANCES INC.
(Exact Name of Registrant as Specified in Charter)
_____________________

New York	1-4858	13-1432060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 West 57th Street,	New York,	New York	10019
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code	(212)	765-5500
___________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value 12 1/2¢ per share	IFF	New York Stock Exchange
1.800% Senior Notes due 2026	IFF 26	New York Stock Exchange
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure
As announced on May 29, 2026, International Flavors & Fragrances Inc. (“IFF” or the “Company”) entered into a Purchase Agreement to sell its Food Ingredients business to funds advised by CVC Capital Partners (“the Purchaser”), pursuant to which the Purchaser will purchase substantially all of the assets and assume and acquire certain of the rights and liabilities of IFF or its applicable affiliates that relate to or are used in connection with IFF’s Food Ingredients business (the “Food Ingredients disposal group”). As part of the transaction, IFF has chosen to retain an approximately 10% minority equity interest in the business, permitting continued collaboration and cooperation between IFF and Food Ingredients and allowing IFF and its shareholders to participate in future value creation under its new ownership.
The Food Ingredients disposal group consists of a diversified portfolio across texturants, emulsifiers, plant-based solutions, and other specialty ingredients serving multinational food and beverage customers. The sale of the Food Ingredients disposal group is expected to close by the end of the second quarter of 2027, subject to applicable information and/or consultation requirements and customary closing conditions, including regulatory approvals, where required.
The Company determined that the sale of the Food Ingredients disposal group, combined with the sale of the Soy Crush, Concentrates, and Lecithin business, which was completed on March 2, 2026 (the “SCL disposal group”), represented a strategic shift that will have a major effect on IFF’s operations and results and met the held for sale and discontinued operations accounting criteria. Accordingly, for all periods presented, the results of these disposal groups are presented as discontinued operations under U.S. generally accepted accounting principles within this Form 8-K.
In order to assist investors in understanding the impact of the separation on the Company’s financial results, the Company is furnishing in Exhibit 99.1 to this Current Report, recast unaudited financial information for the three months ended March 31, 2025, three months ended June 30, 2025, three months ended September 30, 2025, three months and year ended December 31, 2025, and three months ended March 31, 2026 to reflect the separation of the Company’s Food Ingredients and SCL disposal groups and their classification as discontinued operations and certain other minor adjustments, primarily related to perimeter adjustments and allocation changes.
This Form 8-K and the accompanying Exhibit 99.1 do not restate any previously filed financial statements, nor do they reflect any subsequent events or adjustments, other than those necessary to reflect the reclassification of the Company’s Food Ingredients and SCL disposal groups as discontinued operations. This information should be read in conjunction with the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for the year ended December 31, 2025 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, filed with the Securities and Exchange Commission.
The information contained in this Item 7.01 is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Cautionary Statement Under The Private Securities Litigation Reform Act of 1995
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on management’s current assumptions, estimates, and expectations, including with respect to the Company’s financial and operational outlook (sales, adjusted operating EBITDA and cash flow), portfolio optimization initiatives (including the pending divestiture of our Food Ingredients disposal group), pricing, productivity and cost-discipline actions, capital allocation, future operations, growth potential, strategic investments and the expected effects of foreign exchange. These statements reflect management’s present views, are based on a series of expectations, assumptions, estimates and projections about the Company, are subject to change, and involve uncertainties that could cause actual results to differ materially.
Certain of such forward-looking information may be identified by such terms as “expect”, “anticipate”, “believe”, “intend”, “outlook”, “may”, “will”, “would”, “estimate”, “should”, “predict”, “plan”, “project”, “could”,

“potential”, “seek”, “target”, “continue”, “future”, and similar terms or variations thereof. These statements are not guarantees of future performance and are subject to risks and uncertainties that could lead to materially different outcomes.
Such risks, uncertainties and other factors include, among others, the following: (1) demand trends, competitive dynamics and customer concentration in the Company’s end markets; (2) execution of the Company’s strategic transformation and other strategic transactions, divestitures, acquisitions, collaborations and joint ventures; (3) working capital and inventory management; (4) outcomes of legal claims, disputes, regulatory investigations and litigation; (5) tariffs and trade actions, supply chain disruptions and macro events, including geopolitical developments, climate events, natural disasters, public health crises; (6) volatility in input costs (such as raw materials, transportation and energy); (7) attraction, retention and turnover of key employees and executives; (8) product innovation, time-to-market, product safety and quality; (9) cybersecurity incidents, artificial intelligence related risks, data privacy and compliance with data protection laws; (10) exposure to emerging markets, foreign currency fluctuations and international regulatory and political risks; (11) capital allocation, dividend policy and potential impairments of tangible or intangible assets; (12) the Company’s indebtedness, credit rating, liquidity, and access to capital; (13) pension and postretirement obligations; (14) compliance with federal, state, local and international rules and regulations, and regulatory, environmental, anti-corruption and sanctions laws and related ethical business practices; (15) protection and enforcement of intellectual property; (16) changes in tax laws and policies, tax audits and outcomes, including potential tax liabilities related to prior transactions; and (17) changes in federal, state, local and international rules and regulations.
The foregoing list of important factors does not include all such factors, nor necessarily present them in order of importance. Important factors are described under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and in the Company’s subsequent filings with the SEC, and those disclosures are incorporated herein by reference.
The Company intends its forward-looking statements to speak only as of the time of such statements and does not undertake or plan to update or revise them as more information becomes available or to reflect changes in expectations, assumptions or results, whether as a result of new information, future events or otherwise. The Company can give no assurance that such expectations or forward-looking statements will prove to be correct. An occurrence of, or any material adverse change in, one or more of the risk factors or risks and uncertainties referred to in this Form 8-K or included in the Company’s other periodic reports filed with the SEC could materially and adversely impact the Company’s operations and the Company’s future financial results.
Any public statements or disclosures made by the Company following this communication that modify or impact any of the forward-looking statements contained in or accompanying this communication will be deemed to modify or supersede such outlook or other forward-looking statements in or accompanying this communication.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Number	Description
99.1	International Flavors & Fragrances, Inc. Recast Unaudited Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS & FRAGRANCES INC.
By:	/s/ Michael DeVeau
Name:	Michael DeVeau
Title:	Executive Vice President, Chief Financial Officer
Dated:	August 4, 2026